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                                                                   EXHIBIT 10.12


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                      PIONEER NATURAL RESOURCES USA, INC.,

                       PIONEER NATURAL RESOURCES COMPANY,

                                      AND

                           THE SUBSIDIARY GUARANTORS
                             being released hereby


                                  $264,000,000


                   11 5/8% SENIOR SUBORDINATED DISCOUNT NOTES


                                DUE JULY 1, 2006


                          THIRD SUPPLEMENTAL INDENTURE


                         DATED AS OF DECEMBER 18, 1997


                         HARRIS TRUST AND SAVINGS BANK
                                                   TRUSTEE


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                          THIRD SUPPLEMENTAL INDENTURE


                 THIS THIRD SUPPLEMENTAL INDENTURE, dated as of December 18, 1997, among PIONEER NATURAL RESOURCES USA, INC. (formerly Mesa Operating Co.), a Delaware corporation (the "Issuer"), PIONEER NATURAL RESOURCES COMPANY (successor to MESA Inc.), a Delaware corporation (the "Guarantor"), PIONEER NATURAL RESOURCES (GPC), INC. (formerly Greenhill Petroleum Corporation), a Delaware corporation ("GPC"), WESTPAN NGL CO., a Delaware corporation ("Westpan"), PARKER & PARSLEY ENERGY TRADING COMPANY, a Delaware corporation ("Energy"), PARKER & PARSLEY GAS PROCESSING CO., a Delaware corporation ("Processing" and together with GPC, Westpan, and Energy, the "Subsidiary Guarantors"), and HARRIS TRUST AND SAVINGS BANK, a corporation organized and existing under the laws of the State of Illinois, as trustee (the "Trustee").

                 Intending to be legally bound hereby, each of the parties agrees as follows for the benefit of the other parties and for the equal and ratable benefit of Holders of the Issuer's 11 5/8% Senior Subordinated Discount Notes due July 1, 2006 (the "Securities"):

                 WHEREAS, the Issuer, the Guarantor, the Subsidiary Guarantors and the Trustee are parties to that certain Indenture, dated as of July 2, 1996, as amended by the First Supplemental Indenture, dated as of April 15, 1997, and as further amended by the Second Supplemental Indenture, dated as of August 7, 1997 (the "Indenture"), pursuant to which the Securities were issued; and

                 WHEREAS, Section 9.2 of the Indenture provides that the Issuer, the Guarantor, the Subsidiary Guarantors and the Trustee may amend the Indenture with the consent of the Holders of at least a majority (and with respect to certain amendments, at least 66 2/3%) in aggregate principal amount of the Securities then outstanding; and

                 WHEREAS, the Holders of at least 66 2/3% in aggregate principal amount of the Securities outstanding have consented to the amendments effected by this Third Supplemental Indenture; and

                 WHEREAS, all things necessary to make this Third Supplemental Indenture a valid agreement, in accordance with its terms, have been done; and

                 WHEREAS, capitalized terms used herein and not otherwise defined are used as defined in the Indenture.

                 NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Issuer, the Guarantor, the Subsidiary Guarantors and the Trustee hereby amend and supplement the Indenture as follows:




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                                   ARTICLE I

                          AMENDMENTS TO THE INDENTURE

                 1.1.     Sections 3.9, 4.3, 4.4(b), 4.7, 4.8, 4.9, 4.10, 4.11,
4.12, 4.13, 4.14, 4.16, 4.17,  6.1(4), 6.1(7), 6.1(8), 6.1(9), 8.4(c), 10.3(c),
11.4 and 11.5 of the Indenture are hereby amended by deleting all such sections and all references thereto in their entirety.

                 1.2 Sections 6.1, 6.2 and 6.6(b) of the Indenture are hereby amended by changing all current references therein of "25%" to "50%", and by changing all current references therein of "30" to "60."

                 1.3. The Indenture is hereby amended to replace the word "Guarantees" with the word "Guarantee" in each instance, to replace the word "Guarantors" with the word "Guarantor" in each instance, and to delete the words "Subsidiary Guarantor" and "Subsidiary Guarantors" in each instance (other than in Section 2.9 of the Indenture), and to make all changes in the location of related conjunctions, agreement of verbs, and agreement of pronouns as are reasonably necessary to give effect to this amendment and to retain proper sentence structure and usage.

                 1.4 Section 2.9 of the Indenture is hereby amended to replace the words "Subsidiary Guarantor" with the word "Subsidiary."

                 1.5 Section 4.15 of the Indenture is hereby amended to read in its entirety as follows:

                 Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence and (ii) the rights (charter and statutory), licenses and franchises of the Company, provided, however, that the Company shall not be required to preserve any such right, license or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes.

                 1.6 Section 5.1 of the Indenture is hereby amended to read in its entirety as follows:

                 The Company shall not consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to another Person, unless (i) the Company is the surviving corporation of any such consolidation or merger or (a) the Person formed by or surviving such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made (the "Surviving Entity") is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia and (b) such Surviving Entity assumes all the obligations of the Company under the Notes and the




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         Indenture pursuant to a supplemented indenture in a form reasonably satisfactory to the Trustee; and (ii) immediately before and after giving effect to such transaction no Default or Event of Default exists. Notwithstanding the foregoing clauses, (a) any Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Company or the Parent, and (b) the Company may merge with the Parent or any Subsidiary of the Parent or the Company.

                 1.7 Section 8.3 of the Indenture is hereby amended to delete the following parenthetical in its entirety: "(but only with respect to the Company's failure to observe or perform the covenants, conditions and agreements of the Company under clause (iv) of Section 5.1)."

                 1.8 The form of Note and the form of Guarantee, and the outstanding Notes and Guarantees, are hereby amended to make any and all changes that correspond to the amendments to the Indenture set forth in Sections 1.1 through 1.7 of this Third Supplemental Indenture.

                 1.9 The Subsidiary Guarantors are hereby released from any and all obligations they have or may have with respect to any Guarantee contemplated by the Indenture as the Indenture existed before giving effect to the amendments herein.


                                   ARTICLE II

                                 MISCELLANEOUS

                 2.1 Except to the extent amended by or inconsistent with this Third Supplemental Indenture, the Issuer, the Guarantor, and the Trustee hereby ratify and reconfirm the Indenture in its entirety.

                 2.2 This Third Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                 2.3 THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION AND INTERPRETATION OF THIS THIRD SUPPLEMENTAL INDENTURE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                 2.4 The Trustee accepts the amendments to the Indenture effected by this Third Supplemental Indenture and agrees to execute the trusts created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture.

                 2.5 The recitals contained herein shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Third Supplemental Indenture.




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                 IN WITNESS WHEREOF, the parties hereto have executed this
Third Supplemental Indenture as of the date first above written.

                                                   PIONEER NATURAL RESOURCES USA, INC.
Attest:


  /s/  Sharon Petty                                By:  /s/  Scott D. Sheffield
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                                                            President

                                                   PIONEER NATURAL RESOURCES COMPANY
Attest:


  /s/  Sharon Petty                                By:  /s/  Scott D. Sheffield
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                                                            President and Chief Executive Officer


                                                   PIONEER NATURAL RESOURCES (GPC), INC.
Attest:


  /s/  Sharon Petty                                By:  /s/  M. Garrett Smith
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                                                            Executive Vice President


                                                   WESTPAN NGL CO.
Attest:


  /s/  Sharon Petty                                By:  /s/  M. Garrett Smith
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                                                            Executive Vice President


                                                   PARKER & PARSLEY ENERGY
                                                     TRADING COMPANY
Attest:


  /s/  Sharon Petty                                By:  /s/  Scott D. Sheffield
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                                                            President




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
                                                   PARKER & PARSLEY GAS PROCESSING CO.

Attest:


  /s/  Julee Taylor                                By:  /s/  Timothy L. Dove
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                                                            Vice President



                                                   HARRIS TRUST AND SAVINGS BANK,
                                                   as Trustee
Attest:


  /s/  C. Potter                                   By:  /s/  Judith Bartolini
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